COST OF SALES	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
COST OF SALES
5. COST OF SALES

Cost of sales in 2022, 2021 and 2020 amounted to €2,648,953 thousand, €2,080,613 thousand and €1,686,324 thousand, respectively, consisting mainly of the cost of materials, components and labor related to the manufacturing and distribution of cars and spare parts and, to a lesser extent, engines sold to Maserati and engines rented to other Formula 1 racing teams. The remaining costs mainly include depreciation, insurance and transportation costs, as well as warranty and product-related costs, which are estimated and recorded at the time of shipment.

Interest and other financial expenses from financial services activities included within cost of sales in 2022, 2021 and 2020 amounted to €27,145 thousand, €16,639 thousand and €36,628 thousand, respectively.